                                                                   EXHIBIT 10.38


                       SIXTH AMENDMENT AND SUPPLEMENT TO
            AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT
           OF PRODUCTION. SECURITY AGREEMENT AND FINANCING STATEMENT

     THIS SIXTH AMENDMENT AND SUPPLEMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Amendment") is entered into as of the effective time and date hereinafter stated (the "EFFECTIVE DATE") by and between HS RESOURCES, INC., a Delaware corporation with an address for notice hereunder of One Maritime Plaza, 15th Floor, San Francisco, California 94111 ("MORTGAGOR") and THE CHASE MANHATTAN BANK, N.A., a national banking association with offices and banking quarters at One Chase Manhattan Plaza, New York, New York 10005, as agent for the lenders which are or become parties to the Credit Agreement referred to below (collectively called the "LENDERS") (in such capacity as agent, together with its successors in such capacity, the "MORTGAGEE").

                                   RECITALS

     A. Mortgagor, the Agent and certain lenders entered into a Credit Agreement dated as of July 15, 1994 (as amended, the "1994 CREDIT AGREEMENT") which amended and restated that certain Credit Agreement dated as of March 11, 1993, as amended.

     B. The 1994 Credit Agreement was secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Production, Security, Agreement and Financing Statement dated March 11, 1993 from Mortgagor to the Mortgagee, duly recorded on March 12,1993 in Book 1373, Film 1766 of the Real Estate Records of Weld County, Colorado with Reception No. 02324792, as amended by First Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated May 19, 1993 and duly recorded on August 30, 1993 in Book 1399, Film 1243 of the Real Estate Records of Weld County, Colorado with Reception No. 02348251, Second Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated December 10, 1993 and duly recorded on December 20, 1993 in Book 1417, Film 1622 of the Real Estate Records of Weld County, Colorado with Reception No. 02364884 and Third Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 and duly recorded on August 4, 1994 in Book 1453 at Film 1745 of the Real Estate Records of Weld County, Colorado with Reception No. 2401068 (collectively, the "HSR MORTGAGE").

     C. The 1994 Credit Agreement was also secured by that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of as of July 30, 1993 from Energy Minerals Corporation and recorded in various counties in the State of Colorado as follows:

                     Date
County          Filed/Recorded                                    Recording Data
--------------------------------------------------------------------------------
Adams           August 4, 1993                              Book 4123, Film 621,
                                                          Reception No. 01163316
Arapahoe        August 4, 1993                               Book 7064, Film 262
Baca            August 4, 1993                               Book 554, Film 471,
                                                            Reception No. 379179
Elbert          August 4, 1993                               Book 475, Film 742,
                                                            Reception No. 311772
Logan           August 3, 1993                               Book 872, Film 259,
                                                            Reception No. 605307
Morgan          August 4, 1993                               Book 957, Film 582,
                                                            Reception No. 737381
Weld            August 4, 1993                                        Book 1395,
                                                           Reception No. 2344624
Yuma            August 3, 1993                               Book 720, Film 233,
                                                           Reception No. 469207;

as amended by First Amendment to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 (collectively, the "EMC MORTGAGE") and recorded in various counties in the State of Colorado as follows:

                     Date
County          Filed/Recorded                                    Recording Data
--------------------------------------------------------------------------------
Adams           August 5, 1994                              Book 4369, Page 567,
                                                          Reception No. C0006364
Arapahoe        August 8, 1994                              Book 7660, Page 545,
                                                            Reception No. 112791
Baca            August 10, 1994                              Book 558, Page 622,
                                                            Reception No. 381282
Elbert          August 4, 1994                                Book 500, Page 607
Logan           August 4, 1994                                Book 883, Page 462
Morgan          August 4, 1994                                Book 971, Page 170
Weld            August 4, 1994                             Book 1453, Page 1743,
                                                           Reception No. 2401066
Yuma            August 4, 1994                                Book 735, Page 99,
                                                            Reception No. 473320

     D. To evidence the merger of Energy Minerals Corporation into Mortgagor, Mortgagor and Mortgagee amended, restated and consolidated the HSR Mortgage and the EMC Mortgage by Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 1, 1995

(which instrument, together with all amendments, assignments and supplements thereto, is called the "MORTGAGE") which was recorded in various counties in the State of Colorado as follows:

                      Date
County           Filed/Recorded                                   Recording Data
--------------------------------------------------------------------------------
Adams            September 14, 1995                         Book 4588, Page 745,
                                                          Reception No. CO107105
Arapahoe         September 15, 1995                         Book 8109, Page 405,
                                                             Reception No. 96553
Baca             September 13, 1995                          Book 563, Page 714,
                                                            Reception No. 383819
Elbert           September 13, 1995                           Book 526, Page 722
Logan            September 13, 1995                           Book 894, Page 370
Morgan           September 15, 1995                           Book 985, Page 428
Weld             September 13, 1995                         Book 1511, Page 203,
                                                           Reception No. 2455532
Yuma             September 13, 1995                          Book 752, Page 227,
                                                           Reception No. 478288,


as amended by First Amendment and Supplement to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 14, 1995 between Mortgagor and Mortgagee and duly recorded on December 20, 1995 in Weld County, Colorado in Book 1523, Page 665, Reception No. 2468477.

     E. Mortgagor, Mortgagee and certain lenders refinanced the debt under the 1994 Credit Agreement by entering into that certain Credit Agreement dated as of June 7, 1996 (the "JUNE 7 CREDIT AGREEMENT").

     F. Mortgagor, Mortgagee and certain lenders (the "LENDERS") amended and restated the June 7 Credit Agreement by that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (the "JUNE 14 CREDIT AGREEMENT").

     G. The Mortgage was assigned and amended by Assignment of Liens and Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 14,1996 (the "SECOND AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:

                      Date
County           Filed/Recorded                                   Recording Data
--------------------------------------------------------------------------------

Adams            7/12/96                                     Book 4794, Page 174
Arapahoe         8/22/96                                  Reception No. A6109953
Baca             6/28/96                                      Book 567, Page 414

Elbert           6/27/96                                      Book 548, Page 116
Logan            6/28/96                                      Book 903, Page 330
Morgan           7/3/96                                       Book 996, Page 959
Weld             6/27/96                                     Book 1554, Page 151
Yuma             6/28/96                                      Book 764, Page 214


     H. The June 14 Credit Agreement was amended by First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996 and Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996 (the June 14 Credit Agreement as amended is herein called the "NEW CREDIT AGREEMENT").

     I. The Mortgage has been further amended by Third Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 25, 1996 (the "THIRD AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:

                      Date
County           Filed/Recorded                                   Recording Data
--------------------------------------------------------------------------------
Adams            9/3/96                                      Book 4828, Page 624
                                                             Reception #C0208849
Arapahoe         8/30/96                                    Reception #A61113550
Baca             8/30/96                                      Book 568, Page 205
Elbert           9/9/96                                       Book 554, Page 231
Logan            8/30/96                                      Book 905, Page 617
Morgan           8/30/96                                      Book 999, Page 634
Weld             9/3/96                                      Book 1564, Page 729
Yuma             8/30/96                                     Book 766, Page 548,
                                                               Reception #482433

and by Fourth Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of January 1, 1997 (the "FOURTH AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:


                      Date
County           Filed/Recorded                                   Recording Data
--------------------------------------------------------------------------------

Adams            1/30/97                                        Bk. 4928, Pg. 37
Arapahoe         1/23/97                                                A7008017
Baca             1/24/97                                        Bk. 569, Pg. 842
Elbert           1/23/97                                        Bk. 561, Pg. 768
Logan            1/24/97                                        Bk. 909, Pg. 869
Morgan           1/24/97                                       Bk. 1005, Pg. 488
Weld             1/23/97                                       Bk. 1588, Pg. 394

Yuma            1/24/97                                         Bk. 772, Pg. 342


     J. The Mortgage, the First Amendment to Mortgage, the Second Amendment to Mortgage, the Third Amendment to Mortgage and the Fourth Amendment to Mortgage are herein collectively called the "MORTGAGE".

     K. Mortgagor and Mortgagee desire to supplement the Mortgage to subject to the lien and security interest of the Mortgage the additional properties described on Exhibits A-1 and A-2 attached hereto.

     NOW, THEREFORE, in view of the foregoing and for valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee do hereby agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

     2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage, as amended and as supplemented hereby and as the same may from time to time be further amended or supplemented.

     3. All references in the Mortgage to "Exhibit A" shall mean Exhibit A to the Mortgage, as supplemented by Exhibits A-1 and A-2 attached to this Amendment, and as the same may FROM TIME TO TIME BE further amended or supplemented and "Hydrocarbon Property", as defined Section I(a) of the Mortgage, shall be deemed to also include those oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibits A-1 and A-2 attached to this Amendment.

     4. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, warranted, transferred and conveyed, and granted a security interest to Mortgagee in, the Mortgaged Property, and Mortgagor further grants, bargains, sells, assigns, mortgages, warrants, transfers and conveys, and grants a security interest to Mortgagee in, the Mortgaged Property, as supplemented by Exhibits A-1 and A-2 attached hereto, to Mortgagee on behalf of the Lenders to secure the payment and performance of the Indebtedness as such definition is amended herein.

     5. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Mortgagee, its successors and assigns, in accordance with the Mortgage as amended hereby, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements.

     6. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage, as amended, shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage, as amended, are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage, as amended.

     7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

     EXECUTED as of the 22nd day of July, 1998 (the "Effective Date").

                                        MORTGAGOR:

                                        HS RESOURCES, INC.


Attest:

                                        By:____________________________
By:___________________________          Name:  P. Michael Highum
Name:  James M. Piccone                 Title: President
Title: Secretary


                                        MORTGAGEE:

                                        THE CHASE MANHATTAN BANK (formerly known as The Chase Manhattan Bank, N.A.), AS AGENT

                                        By:____________________________
                                        Name:  Peter M. Ling
                                        Title: Vice President

STATE OF COLORADO (S)
                  (S)
COUNTY OF DENVER  (S)

     The foregoing instrument was acknowledged before me on July 22nd, 1998 by
P. Michael Highum, President of HS RESOURCES, INC., a Delaware corporation, on behalf of such corporation.

Seal:    LYNDA K. HENDRIX                       ______________________________
          NOTARY PUBLIC                         Notary Public in and for the
         STATE OF COLORADO                      State of Colorado
  My Commission Expires 3/10/2002


STATE OF NEW YORK  (S)
                   (S)
COUNTY OF NEW YORK (S)


     The foregoing instrument was acknowledged before me on July 21st, 1998 by Peter Ling, Vice President of THE CHASE MANHATTAN BANK, state banking corporation, on behalf of such corporation.

Seal:
                                                ______________________________
                                                Notary Public in and for the
                                                State of New York


                              RENEE R. GOLDSTEIN
                       Notary Public, State of New York